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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 26, 2001 included in K2 Digital, Inc.'s Form 10-KSB for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                             ARTHUR ANDERSEN LLP

New York, New York
April 12, 2001